UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report : May 7, 2012

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Main Street Buchanan, Virginia		24066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – OTHER EVENTS

Item 8.01 OTHER EVENTS

On May 2, 2012, Botetourt Bankshares, Inc.’s (the “Company”) Board of Directors voted unanimously to terminate the Company’s Dividend Reinvestment and Stock Purchase Plan and its 2009 Incentive Stock Plan. This action was appropriate, under Rule 15d-6, following the filing of the Form 15 terminating the registration of the Company’s Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Company relied on Section 12(g)(4) of the Exchange Act, as amended by the Jumpstart Our Business Startups Act, to terminate its duty and reporting obligations with respect to its class of shares of common stock, effective 90 days after we filed our Form 15 on April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ H. Watts Steger, III
Chairman & CEO

/s/ Michelle A. Crook
Date: May 7, 2012	Chief Financial Officer